EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2020	2019	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$12,452	$14,046	(11.35)%
Return on Average Assets (Annualized)	0.87%	1.25%	(30.40)%
Return on Average Equity (Annualized)	6.26%	8.33%	(24.85)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,352,793	$1,642,587	43.24%
Available-for-Sale Debt Securities	340,545	363,467	(6.31)%
Loans (Net)	1,680,617	1,130,143	48.71%
Allowance for Loan Losses	10,753	9,257	16.16%
Deposits and Repo Sweep Accounts	1,873,827	1,298,649	44.29%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$254,462	$177,561	43.31%
Trust Assets Under Management	1,012,986	959,215	5.61%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.86	$1.06	(18.87)%
Net Income - Diluted	$0.86	$1.06	(18.87)%
Dividends - Quarterly	$0.81	$0.81	0.00%
Dividends - Special	$0.00	$0.10	(100.00)%
Common Book Value	$18.65	$17.73	5.19%
Tangible Common Book Value (a)	$15.09	$15.54	(2.90)%
Market Value (Last Trade)	$16.24	$26.28	(38.20)%
Market Value / Common Book Value	87.08%	148.22%	(41.25)%
Market Value / Tangible Common Book Value	107.62%	169.11%	(36.36)%
Price Earnings Multiple (Annualized)	14.16	18.59	(23.83)%
Dividend Yield (Annualized, Excluding Special Dividend)	6.65%	4.11%	61.80%
Common Shares Outstanding, End of Period	15,890,353	13,703,022	15.96%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2020	2019	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	10.44%	13.21%	(20.97)%
Nonperforming Assets / Total Assets	1.17%	0.86%	36.05%
Allowance for Loan Losses / Total Loans	0.64%	0.81%	(20.99)%
Total Risk Based Capital Ratio (b)	17.04%	20.43%	(16.59)%
Tier 1 Risk Based Capital Ratio (b)	15.20%	18.94%	(19.75)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	15.20%	18.94%	(19.75)%
Leverage Ratio (b)	9.94%	13.11%	(24.18)%

AVERAGE BALANCES
Average Assets	$1,909,844	$1,503,262	27.05%
Average Equity	$265,276	$224,874	17.97%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$48,524	$41,009	18.33%
Noninterest Income	17,779	14,218	25.05%
Total (1)	$66,303	$55,227	20.06%
Noninterest Expense Excluding Merger Expenses (2)	$39,834	$33,604	18.54%
Efficiency Ratio = (2)/(1)	60.08%	60.85%	(1.27)%

(a)Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,352,793	$1,642,587
Less: Intangible Assets, Primarily Goodwill	(56,585)	(29,939)
Tangible Assets	$2,296,208	$1,612,648
Total Shareholders' Equity	$296,316	$242,939
Less: Intangible Assets, Primarily Goodwill	(56,585)	(29,939)
Tangible Common Equity (3)	$239,731	$213,000

Common Shares Outstanding, End of Period (4)	15,890,353	13,703,022
Tangible Common Book Value per Share = (3)/(4)	$15.09	$15.54

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded merger-related expenses.  These expenses include expenses related to the acquisition of Covenant Financial, Inc., which closed July 1, 2020. Also excluded are expenses related to the acquisition of Monument Bancorp, Inc. , which closed April 1, 2019.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2020	2020	2019	2019	2019	2019
Interest income	$21,751	$16,513	$17,037	$17,290	$17,277	$17,139	$13,065
Interest expense	2,469	2,267	2,755	2,999	3,000	2,934	1,350
Net interest income	19,282	14,246	14,282	14,291	14,277	14,205	11,715
Provision (credit) for loan losses	1,941	(176)	1,528	652	1,158	(4)	(957)
Net interest income after (credit) provision for loan losses	17,341	14,422	12,754	13,639	13,119	14,209	12,672
Noninterest income	6,970	5,528	5,281	5,066	4,963	4,849	4,406
Net gains on securities	25	0	0	3	13	7	0
Merger-related expenses	6,402	983	141	281	206	3,301	311
Other noninterest expenses	14,648	12,274	12,912	11,834	11,486	11,422	10,696
Income before income tax provision	3,286	6,693	4,982	6,593	6,403	4,342	6,071
Income tax provision	438	1,255	816	1,135	1,096	693	981
Net income	$2,848	$5,438	$4,166	$5,458	$5,307	$3,649	$5,090
Net income attributable to common shares	$2,830	$5,405	$4,146	$5,431	$5,281	$3,630	$5,063
Basic earnings per common share	$0.18	$0.39	$0.30	$0.40	$0.39	$0.27	$0.41
Diluted earnings per common share	$0.18	$0.39	$0.30	$0.40	$0.39	$0.27	$0.41

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2020	2020	2019	2019	2019	2019
ASSETS
Cash & Due from Banks	$174,478	$77,642	$32,678	$35,202	$51,443	$39,505	$44,002
Available-for-Sale Debt Securities	340,545	332,188	342,416	346,723	363,467	363,465	357,646
Loans Held for Sale	1,200	1,258	579	767	2,033	1,131	0
Loans, Net	1,680,617	1,230,387	1,156,143	1,172,386	1,130,143	1,108,483	817,136
Bank-Owned Life Insurance	29,942	18,843	18,745	18,641	18,535	18,430	18,331
Bank Premises and Equipment, net	21,504	18,332	18,023	17,170	16,038	16,114	14,663
Intangible Assets	56,585	29,511	29,573	29,635	29,939	30,013	11,949
Other Assets	47,922	37,305	31,288	33,621	30,989	32,544	26,273
TOTAL ASSETS	$2,352,793	$1,745,466	$1,629,445	$1,654,145	$1,642,587	$1,609,685	$1,290,000

LIABILITIES
Deposits	$1,871,514	$1,381,178	$1,249,912	$1,252,660	$1,294,882	$1,284,143	$1,039,911
Repo Sweep Accounts	2,313	2,204	2,407	1,928	3,767	3,192	5,132
Total Deposits and Repo Sweeps	1,873,827	1,383,382	1,252,319	1,254,588	1,298,649	1,287,335	1,045,043
Borrowed Funds	141,344	85,104	108,144	136,419	75,714	62,574	32,844
Subordinated Debt	16,572	6,500	6,500	6,500	7,000	7,000	0
Other Liabilities	24,734	14,689	11,254	12,186	18,285	13,060	9,986
TOTAL LIABILITIES	2,056,477	1,489,675	1,378,217	1,409,693	1,399,648	1,369,969	1,087,873

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	284,707	244,080	241,754	240,761	238,479	236,284	202,768
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on Available-for-sale Securities	11,376	11,472	9,230	3,511	4,173	3,138	(941)
Defined Benefit Plans Adjustment, Net	233	239	244	180	287	294	300
TOTAL SHAREHOLDERS' EQUITY	296,316	255,791	251,228	244,452	242,939	239,716	202,127
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$2,352,793	$1,745,466	$1,629,445	$1,654,145	$1,642,587	$1,609,685	$1,290,000

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	September 30, 2020		June 30, 2020		December 31, 2019
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of the U.S. Treasury	$12,228	$12,226	$0	$0	$0	$0
Obligations of U.S. Government agencies	15,348	16,355	10,706	11,673	16,380	17,000
Obligations of states and political subdivisions:
Tax-exempt	104,821	109,668	86,897	91,643	68,787	70,760
Taxable	42,079	44,195	38,022	39,784	35,446	36,303
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	44,697	46,211	49,852	51,520	58,875	59,210
Residential collateralized mortgage obligations	67,635	69,337	87,527	89,435	115,025	114,723
Commercial mortgage-backed securities	39,337	42,553	44,664	48,133	47,765	48,727
Total Available-for-Sale Debt Securities	$326,145	$340,545	$317,668	$332,188	$342,278	$346,723

Summary of Loans by Type

(Excludes Loans Held for Sale)

(In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2020	2020	2019	2019
Residential mortgage:
Residential mortgage loans - first liens	$541,827	$493,214	$510,641	$487,425
Residential mortgage loans - junior liens	27,907	25,632	27,503	29,056
Home equity lines of credit	40,143	31,826	33,638	35,492
1-4 Family residential construction	29,146	15,621	14,798	32,699
Total residential mortgage	639,023	566,293	586,580	584,672
Commercial:
Commercial loans secured by real estate	530,874	293,304	301,227	297,519
Commercial and industrial	156,169	120,202	126,374	115,213
Small Business Administration - Paycheck
Protection Program	163,050	97,103	0	0
Political subdivisions	47,883	43,134	53,570	46,466
Commercial construction and land	41,906	40,348	33,555	22,386
Loans secured by farmland	11,913	11,433	12,251	7,103
Multi-family (5 or more) residential	62,330	32,699	31,070	27,633
Agricultural loans	3,561	3,874	4,319	5,145
Other commercial loans	17,385	16,579	16,535	12,828
Total commercial	1,035,071	658,676	578,901	534,293
Consumer	17,276	16,444	16,741	20,435
Total	1,691,370	1,241,413	1,182,222	1,139,400
Less: allowance for loan losses	(10,753)	(11,026)	(9,836)	(9,257)
Loans, net	$1,680,617	$1,230,387	$1,172,386	$1,130,143

Loans Held for Sale

(In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2020	2020	2019	2019
Residential mortgage loans originated and serviced - outstanding balance	$255,662	$212,036	$179,213	$179,594
Less: outstanding balance of loans sold	(254,462)	(210,778)	(178,446)	(177,561)
Loans held for sale, net	$1,200	$1,258	$767	$2,033

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,
	2020	2020	2020	2019
Balance, beginning of period	$11,026	$11,330	$9,836	$9,309
Charge-offs	(2,249)	(146)	(2,443)	(295)
Recoveries	35	18	67	46
Net (charge-offs)	(2,214)	(128)	(2,376)	(249)
(Credit) provision for loan losses	1,941	(176)	3,293	197
Balance, end of period	$10,753	$11,026	$10,753	$9,257

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2020	2020	2019	2020
Impaired loans with a valuation allowance	$8,085	$12,189	$3,375	$3,027
Impaired loans without a valuation allowance	3,080	1,786	1,670	2,475
Purchased credit impaired loans	7,447	305	441	441
Total impaired loans	$18,612	$14,280	$5,486	$5,943

Total loans past due 30-89 days and still accruing	$3,499	$5,124	$8,889	$5,230

Nonperforming assets:
Purchased credit impaired loans	$7,447	$305	$441	$441
Other nonaccrual loans	15,349	18,458	8,777	8,579
Total nonaccrual loans	22,796	18,763	9,218	9,020
Total loans past due 90 days or more and still accruing	2,308	2,812	1,207	2,395
Total nonperforming loans	25,104	21,575	10,425	11,415
Foreclosed assets held for sale (real estate)	2,369	1,593	2,886	2,762
Total nonperforming assets	$27,473	$23,168	$13,311	$14,177

Loans subject to troubled debt restructurings (TDRs):
Performing	$258	$265	$889	$924
Nonperforming	7,779	790	1,737	1,744
Total TDRs	$8,037	$1,055	$2,626	$2,668

Total nonperforming loans as a % of loans	1.48%	1.74%	0.88%	1.00%
Total nonperforming assets as a % of assets	1.17%	1.33%	0.80%	0.86%
Allowance for loan losses as a % of total loans	0.64%	0.89%	0.83%	0.81%
Allowance for loan losses as a % of nonperforming loans	42.83%	51.11%	94.35%	81.10%

SUMMARY OF SELECTED FAIR VALUE ADJUSTMENTS RELATED TO ACQUISITION OF

COVENANT FINANCIAL, INC

(In Thousands)			Borrowed	Subordinated
	Loans	Deposits	Funds	Debt
Amortized cost at acquisition	$472,012	$479,846	$62,700	$10,000
Fair value adjustments
Market rates	2,909	1,950	1,275	91
Credit adjustment on non-impaired loans	(7,219)
Credit adjustment on impaired loans	(2,910)
Fair value at acquisition	$464,792	$481,796	$63,975	$10,091
Increase (decrease) in interest income recognized in third
quarter 2020 from fair market value adjustments related to:
Market rates	$(612)
Credit adjustment on non-impaired loans	847
Total	$235
(Decrease) in interest expense recognized in third quarter 2020
from fair value adjustments related to market rates		$(535)	$(213)	$(19)

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS – TOTAL INCLUDING ACQUISITIONS OF

COVENANT FINANCIAL, INC. AND MONUMENT BANCORP, INC.

(In Thousands)
	Three Months Ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2020	2019	2020	2019
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(1,103)	$(1,658)	$(1,415)	$0
Market rate adjustment recorded in acquisition	2,909	0	2,909	(1,807)
Accretion recognized in interest income	(452)	110	(140)	259
Adjustments to gross amortized cost of loans at end of period	$1,354	$(1,548)	$1,354	$(1,548)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(878)	$(1,653)	$(1,216)	$0
Credit adjustment recorded in acquisition	(7,219)	0	(7,219)	(1,914)
Accretion recognized in interest income	970	260	1,308	521
Adjustments to gross amortized cost of loans at end of period	$(7,127)	$(1,393)	$(7,127)	$(1,393)

PURCHASED CREDIT IMPAIRED (PCI) LOANS – TOTAL INCLUDING PCI LOANS ACQUIRED FROM

COVENANT FINANCIAL, INC. AND MONUMENT BANCORP, INC.

(In Thousands)
	September 30,	December 31,
	2020	2019
Outstanding balance	$10,453	$759
Carrying amount	7,447	441

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2020	Return/	6/30/2020	Return/	9/30/2019	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$147,543	0.19%	$37,799	0.44%	$26,539	2.38%
Available-for-sale debt securities, at amortized cost:
Taxable	227,483	2.59%	244,019	2.27%	285,114	2.41%
Tax-exempt	94,058	2.95%	82,050	3.09%	69,472	3.34%
Total available-for-sale debt securities	321,541	2.70%	326,069	2.48%	354,586	2.59%
Loans receivable:
Taxable	1,480,247	4.91%	1,094,432	4.99%	1,062,578	5.38%
Paycheck Protection Program (Taxable)	162,234	2.18%	77,832	3
Tax-exempt	63,111	3.57%	59,177	3.75%	67,741	3.74%
Total loans receivable	1,705,592	4.60%	1,231,441	4.79%	1,130,319	5.28%
Other earning assets	3,361	3.55%	2,206	3.65%	1,515	2.88%
Total Earning Assets	2,178,037	4.02%	1,597,515	4.22%	1,512,959	4.60%
Cash	33,291		18,960		22,341
Unrealized gain/loss on securities	15,277		12,574		4,915
Allowance for loan losses	(11,473)		(11,471)		(8,322)
Bank-owned life insurance	30,078		18,779		18,468
Bank premises and equipment	21,763		18,230		16,103
Intangible assets	57,008		29,543		29,986
Other assets	48,451		30,723		29,808
Total Assets	$2,372,432		$1,714,853		$1,626,258

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$382,997	0.28%	$260,177	0.31%	$232,549	0.62%
Money market	386,848	0.38%	215,441	0.43%	200,873	0.52%
Savings	201,401	0.11%	183,933	0.12%	170,583	0.15%
Time deposits	449,964	0.96%	343,257	1.52%	385,538	1.82%
Total interest-bearing deposits	1,421,210	0.50%	1,002,808	0.72%	989,543	0.99%
Borrowed funds:
Short-term	44,660	0.65%	19,844	1.30%	25,823	2.24%
Long-term	102,857	1.40%	72,917	1.73%	48,953	2.24%
Subordinated debt	16,540	5.94%	6,500	6.56%	6,998	6.58%
Total borrowed funds	164,057	1.65%	99,261	1.96%	81,774	2.62%
Total Interest-bearing Liabilities	1,585,267	0.62%	1,102,069	0.83%	1,071,317	1.11%
Demand deposits	463,333		346,285		300,183
Other liabilities	26,367		15,891		13,584
Total Liabilities	2,074,967		1,464,245		1,385,084
Stockholders' equity, excluding accumulated other comprehensive income/loss	285,158		240,434		237,000
Accumulated other comprehensive income/loss	12,307		10,174		4,174
Total Shareholders' Equity	297,465		250,608		241,174
Total Liabilities and Shareholders' Equity	$2,372,432		$1,714,853		$1,626,258
Interest Rate Spread		3.40%		3.39%		3.49%
Net Interest Income/Earning Assets		3.57%		3.65%		3.81%

Total Deposits (Interest-bearing and Demand)	$1,884,543		$1,349,093		$1,289,726

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2020	Return/	9/30/2019	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$68,537	0.37%	$23,104	2.45%
Available-for-sale debt securities, at amortized cost:
Taxable	245,487	2.42%	285,332	2.53%
Tax-exempt	82,030	3.05%	74,469	3.58%
Total available-for-sale debt securities	327,517	2.58%	359,801	2.75%
Loans receivable:
Taxable	1,228,521	5.04%	950,948	5.41%
Paycheck Protection Program (Taxable)	80,322	2.38%	0
Tax-exempt	60,893	3.71%	69,944	3.83%
Total loans receivable	1,369,736	4.82%	1,020,892	5.30%
Other earning assets	2,346	3.47%	1,344	3.08%
Total Earning Assets	1,768,136	4.23%	1,405,141	4.60%
Cash	23,467		19,880
Unrealized gain/loss on securities	12,021		97
Allowance for loan losses	(10,988)		(8,676)
Bank-owned life insurance	22,539		18,533
Bank premises and equipment	19,251		15,615
Intangible assets	38,786		24,058
Other assets	36,632		28,614
Total Assets	$1,909,844		$1,503,262

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$290,420	0.33%	$216,851	0.56%
Money market	268,095	0.43%	192,366	0.48%
Savings	184,829	0.13%	167,116	0.14%
Time deposits	391,827	1.35%	332,651	1.65%
Total interest-bearing deposits	1,135,171	0.67%	908,984	0.86%
Borrowed funds:
Short-term	36,492	1.23%	26,382	2.30%
Long-term	80,030	1.62%	39,655	2.44%
Subordinated debt	9,871	6.22%	4,692	6.58%
Total borrowed funds	126,393	1.87%	70,729	2.66%
Total Interest-bearing Liabilities	1,261,564	0.79%	979,713	0.99%
Demand deposits	364,200		285,339
Other liabilities	18,804		13,336
Total Liabilities	1,644,568		1,278,388
Stockholders' equity, excluding accumulated other comprehensive income/loss	255,545		224,519
Accumulated other comprehensive income/loss	9,731		355
Total Shareholders' Equity	265,276		224,874
Total Liabilities and Shareholders' Equity	$1,909,844		$1,503,262
Interest Rate Spread		3.44%		3.61%
Net Interest Income/Earning Assets		3.67%		3.90%
Total Deposits (Interest-bearing and Demand)	$1,499,371		$1,194,323

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2020	2020	2019	2020	2019
Trust and financial management revenue	$1,595	$1,565	$1,479	$4,639	$4,422
Brokerage revenue	351	343	333	1,027	1,001
Insurance commissions, fees and premiums	41	52	71	126	149
Service charges on deposit accounts	1,045	831	1,436	3,126	3,963
Service charges and fees	83	84	91	230	259
Interchange revenue from debit card transactions	828	718	722	2,277	2,064
Net gains from sales of loans	2,052	1,564	310	3,931	618
Loan servicing fees, net	(87)	(158)	(54)	(259)	9
Increase in cash surrender value of life insurance	159	98	105	361	296
Other noninterest income	903	431	470	2,321	1,437
Total noninterest income, excluding realized gains on securities, net	$6,970	$5,528	$4,963	$17,779	$14,218

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2020	2020	2019	2020	2019
Salaries and wages	$6,833	$5,364	$5,480	$17,537	$15,249
Pensions and other employee benefits	1,870	1,619	1,449	5,527	4,292
Occupancy expense, net	806	664	654	2,215	1,976
Furniture and equipment expense	383	311	333	1,052	967
Data processing expenses	1,251	1,040	802	3,309	2,567
Automated teller machine and interchange expense	340	275	297	912	763
Pennsylvania shares tax	422	423	341	1,267	1,035
Professional fees	422	464	242	1,265	795
Telecommunications	231	213	197	650	537
Directors' fees	175	178	162	523	486
Other noninterest expense	1,915	1,723	1,529	5,577	4,937
Total noninterest expense, excluding merger-related expenses	14,648	12,274	11,486	39,834	33,604
Merger-related expenses	6,402	983	206	7,526	3,818
Total noninterest expense	$21,050	$13,257	$11,692	$47,360	$37,422